Rule 497(e)
                                                             File No. 333-182308




                                                        FIRST TRUST
FIRST TRUST                                             EXCHANGE-TRADED FUND VI
--------------------------------------------------------------------------------

                                                  TICKER
FUND NAME                                         SYMBOL          EXCHANGE

First Trust High Income ETF                        FTHI           NASDAQ(R)

First Trust Low Beta Income ETF                    FTLB           NASDAQ(R)


Each of First Trust High Income ETF and First Trust Low Beta Income ETF (each, a "Fund" and collectively, the "Funds") is a series of First Trust Exchange-Traded Fund VI (the "Trust") and an exchange-traded fund organized as a separate series of a registered management investment company.

Each Fund lists and principally trades its shares on The NASDAQ Stock Market LLC ("NASDAQ(R)" or the "Exchange"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares at net asset value, only in large specified blocks consisting of 50,000 shares (each such block of shares, called a "Creation Unit" and collectively, the "Creation Units"). Each Fund's Creation Units are issued for securities in which the Fund invests and/or cash, and redeemed for securities and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

EACH FUND IS AN ACTIVELY MANAGED EXCHANGE-TRADED FUND AND EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       NOT FDIC INSURED. MAY LOSE VALUE.
                               NO BANK GUARANTEE.


------------------
 January 30, 2015
as supplemented on
 August 31, 2015
------------------

                               TABLE OF CONTENTS
Summary Information
       First Trust High Income ETF (FTHI)......................................1
       First Trust Low Beta Income ETF (FTLB)..................................5
Additional Information on the Funds' Investment Objectives
   and Strategies..............................................................9
Fund Investments...............................................................9
Additional Risks of Investing in the Funds....................................10
Fund Organization.............................................................12
Management of the Funds.......................................................12
How to Buy and Sell Shares....................................................13
Dividends, Distributions and Taxes............................................14
Federal Tax Matters...........................................................14
Distribution Plan.............................................................17
Net Asset Value...............................................................17
Fund Service Providers........................................................18
Premium/Discount Information..................................................18
Total Return Information......................................................18
Financial Highlights..........................................................19
Other Information.............................................................21

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

The First Trust High Income ETF's (the "Fund") primary investment objective is to provide current income. The Fund's secondary investment objective is to provide capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a
        percentage of offering price)                                       None
   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
     Management Fees                                                       0.85%
     Distribution and Service (12b-1) Fees (1)                             0.00%
     Other Expenses                                                        0.00%
                                                                          ------
     Total Annual Fund Operating Expenses                                  0.85%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until January 31, 2016 and thereafter at 1.10% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year             3 Years            5 Years           10 Years
          $87               $325               $582              $1,318

---------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 31, 2016.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period January 6, 2014 (inception) through September 30, 2014, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will pursue its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500(R) Index (the "Index"). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

The equity securities in which the Fund will invest and the options which the Fund will write will be limited to U.S. exchange-traded securities and options. The equity securities held by the Fund will be selected using a mathematical

--------------------------------------------------------------------------------
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

optimization process which attempts to favor higher dividend paying common stocks for the Fund's portfolio. The equity securities held by the Fund may include non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of American depositary receipts ("ADRs") and global depositary receipts ("GDRs"). The equity securities in the Fund's portfolio will be periodically rebalanced, at the discretion of the Fund's portfolio managers. Depending on market volatility, the Fund may engage in active trading, which may result in a turnover of the Fund's portfolio greater than 100% annually.

The option portion of the portfolio will generally consist of U.S. exchange-traded covered calls on the Index that are written by the Fund. In certain instances, the Fund may also write covered call spreads on the Index. In general, a covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. A covered call spread is an options strategy whereby an investor holds a long position in an asset and two short calls at one strike and a long call at a higher strike price. The call options written by the Fund will be a laddered portfolio of call options with expirations of less than one year, written at-the-money to slightly out-of-the-money. A call option will give the holder the right to buy the Index at a predetermined strike price from the Fund. The notional value of calls written will be generally between 25% and 75% of the overall Fund. In general, the notional value is the total value of a leveraged position's assets.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTION RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Fund invests. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when the Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

The option positions employed may present additional risk. When selling a call option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, the Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

--------------------------------------------------------------------------------
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The Fund has not yet operated for a full calendar year and, therefore, performance information is not included in this section of the prospectus. See "Total Return Information" for performance information regarding the Fund.

MANAGEMENT

   INVESTMENT ADVISOR
   First Trust Advisors L.P. ("First Trust" or the "Advisor")

   PORTFOLIO MANAGERS

   The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

        o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

        o Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

        o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

        o     Jon C. Erickson, Senior Vice President of First Trust;

        o David G. McGarel, Chief Investment Officer and Managing Director of First Trust; and

        o     Roger F. Testin, Senior Vice President of First Trust.

   Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2014.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will

--------------------------------------------------------------------------------
                       FIRST TRUST HIGH INCOME ETF (FTHI)
--------------------------------------------------------------------------------

trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Low Beta Income ETF's (the "Fund") investment objective is to provide current income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases (as a
        percentage of offering price)                                       None
   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
     Management Fees                                                       0.85%
     Distribution and Service (12b-1) Fees (1)                             0.00%
     Other Expenses                                                        0.00%
                                                                          ------
     Total Annual Fund Operating Expenses                                  0.85%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until January 31, 2016 and thereafter at 1.10% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year             3 Years            5 Years           10 Years
          $87               $325               $582              $1,318

---------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 31, 2016.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period January 6, 2014 (inception) through September 30, 2014, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will pursue its objective by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the Standard & Poor's 500(R) Index (the "Index") and writing (selling) U.S. exchange-traded covered call options on the Index. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

The equity securities in which the Fund will invest and the options which the Fund will buy and write will be limited to U.S. exchange-traded securities and options. The equity securities held by the Fund will be selected using a mathematical optimization process which attempts to favor higher dividend paying

--------------------------------------------------------------------------------
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

common stocks for the Fund's portfolio. The equity securities held by the Fund may include non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of American depositary receipts ("ADRs") and global depositary receipts ("GDRs"). The equity securities in the Fund's portfolio will be periodically rebalanced, at the discretion of the Fund's portfolio managers. Depending on market volatility, the Fund may engage in active trading, which may result in turnover of the Fund's portfolio greater than 100% annually.

The option portion of the portfolio will generally consist of (i) U.S. exchange-traded covered calls on the Index that are written by the Fund and (ii) U.S. exchange-traded puts on the Index that are bought by the Fund. In certain instances, the Fund may also write covered call spreads on the Index. In general, a covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. A covered call spread is an options strategy whereby an investor holds a long position in an asset and two short calls at one strike and a long call at a higher strike price. The call options written by the Fund will be a laddered portfolio of call options with expirations of less than one year, written at-the-money to slightly out-of-the-money. A call option will give the holder the right to buy the Index at a predetermined strike price from the Fund. The notional value of calls written will be generally between 25% and 75% of the overall Fund. In general, the notional value is the total value of a leveraged position's assets.

The put positions held by the Fund will have expirations of less than one year (calculated at the time of purchase) and will consist of out-of-the-money Index put options, which is an option with a strike price that is lower than the market price of the underlying asset. A put option will give the Fund the right to sell the Index at a predetermined strike price to the writer of the put. A predetermined strike price is the specific price of the underlying asset at which the Fund may sell the Index. The notional value of the put portfolio will be generally between 10% and 75% of the overall Fund.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CASH TRANSACTION RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Fund invests. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The Fund's use of derivatives, such as call and put options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when the Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

The option positions employed may present additional risk. When selling a call option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, the Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity

--------------------------------------------------------------------------------
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The Fund has not yet operated for a full calendar year and, therefore, performance information is not included in this section of the prospectus. See "Total Return Information" for performance information regarding the Fund.

MANAGEMENT

   INVESTMENT ADVISOR
   First Trust Advisors L.P. ("First Trust" or the "Advisor")

   PORTFOLIO MANAGERS
   The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

        o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

        o Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

        o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

        o     Jon C. Erickson, Senior Vice President of First Trust;

        o David G. McGarel, Chief Investment Officer and Managing Director of First Trust; and

        o     Roger F. Testin, Senior Vice President of First Trust.

   Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2014.

--------------------------------------------------------------------------------
                     FIRST TRUST LOW BETA INCOME ETF (FTLB)
--------------------------------------------------------------------------------

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

   ADDITIONAL INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund is a series of the Trust, an investment company and an actively managed exchange-traded fund. Each Fund's investment objective(s) are fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Funds' Statement of Additional Information ("SAI") are non-fundamental and may be changed by the Board of Trustees (the "Board") of the Trust, without shareholder approval.


                                FUND INVESTMENTS
EQUITY SECURITIES

Each Fund invests in equity securities, which may include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, securities convertible into common stocks or preferred securities, and other securities with equity characteristics, such as real estate investment trusts, master limited partnerships and depositary receipts.

DERIVATIVES

In addition to the option strategy described in Principal Investment Strategies above, each Fund may invest up to 10% of the market value of its net assets in futures, options, options on futures, total return swaps, credit default swaps and forward contracts. The Funds may utilize such derivatives to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows or to preserve capital. In attempting to enhance returns and/or hedge risks, the Funds may buy and write U.S. exchange-traded options on single stocks included in the portfolio, and/or on equity indexes. In certain instances, a Fund may also write covered call spreads on equity indexes.

NON-U.S. INVESTMENTS

The Funds may invest in securities issued by non-U.S. companies that are listed either directly on a U.S. securities exchange or in the form of depositary receipts.

HEDGING STRATEGIES

Consistent with an exemptive order from, and no-action letters issued by, the Securities and Exchange Commission, the Funds may use futures, options, puts, calls and other derivative instruments. A Fund may utilize derivatives to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.

ILLIQUID SECURITIES

A Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e. securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which such Fund has valued the securities). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements.

CASH EQUIVALENTS AND SHORT TERM INVESTMENTS

Normally, a Fund invests substantially all of its assets to meet its objective(s). Each Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, a Fund may not be able to achieve its investment objective(s). A Fund may adopt a defensive strategy when the portfolio managers believe securities in which such Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short term investments, see the SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Funds' portfolio securities is included in the Funds' SAI, which is available on the Funds' website at www.ftportfolios.com.


                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective(s). Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus:

PRINCIPAL RISKS

CASH TRANSACTIONS RISK. An investment in the Funds involves further risk due to cash transactions. Unlike most exchange-traded funds, the Funds may effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in a more conventional exchange-traded fund. Because the Funds may effect a portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by a Fund will generally cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Funds sold and redeemed their shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Funds' shares than for more conventional exchange-traded funds.

DEPOSITARY RECEIPTS RISK. An investment in depositary receipts involves further risks due to certain features of depositary receipts. Depositary receipts are usually in the form of ADRs or GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are similar to ADRs, but are shares of foreign-based corporations generally issued by non-U.S. banks in one or more markets around the world. ADRs or GDRs may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts, whether ADRs or GDRs, are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the equity shares deposited with it as directed by the underlying issuer's board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into equity shares, the laws in certain countries may limit the ability of a non-resident to trade the equity shares and to reconvert the equity shares to depositary receipts.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. A Fund's investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of depositary receipts and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

DERIVATIVES RISK. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when a Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments and futures contracts, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of the Advisor's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price.

EQUITY SECURITIES RISK. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

NON-U.S. SECURITIES RISK. An investment in securities of non-U.S. companies involves risk not associated with domestic issuers. Non-U.S. countries may impose higher withholding taxes on dividends and interest than the United States. Non-U.S. countries may also impose limitations on the use of or transfer of portfolio assets. Enforcing legal rights may be more difficult, expensive and time consuming in non-U.S. countries, and investors may force unique problems enforcing claims against non-U.S. governments.

NON-PRINCIPAL RISKS

BORROWING AND LEVERAGE RISK. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund's returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund's asset coverage to less than the prescribed amount.

DEPENDENCE ON KEY PERSONNEL. The Funds are managed by the Advisor's Investment Committee, with daily investment decisions being made primarily by Messrs. Gambla and Guttschow. If the Advisor were to lose the services of either of these individuals, its ability to service the Funds could be adversely affected. There can be no assurance that a suitable replacement could be found for either of Messrs. Gambla and Guttschow in the event of their death, resignation, retirement or inability to act on behalf of the Advisor.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and aboard, which may have a negative impact on certain companies represented owned by a Fund. In addition, litigation regarding any of the issuers of the securities owned by a Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.

MARKET MAKER RISK. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which the Fund's shares are trading on NASDAQ(R) which could result in a decrease in value of the Fund's shares.

TRADING ISSUES

Although the shares of each Fund are listed for trading on NASDAQ(R), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on NASDAQ(R) may be halted due to market conditions or for reasons that, in the view of NASDAQ(R), make trading in shares inadvisable. In addition, trading in shares on NASDAQ(R) is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ(R) "circuit breaker" rules. There can be no assurance that the requirements of NASDAQ(R) necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

FLUCTUATION OF NET ASSET VALUE

The net asset value of shares of each Fund will generally fluctuate with changes in the market value of such Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on NASDAQ(R). The Funds cannot predict whether shares will trade below, at or above their net asset value because the shares trade on NASDAQ(R) at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Funds trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Funds believe that large discounts or premiums to the net asset value of shares should not be sustained.


                               FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective(s) and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.


                            MANAGEMENT OF THE FUNDS

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as advisor or sub-advisor to five mutual fund portfolios, nine exchange-traded funds consisting of 94 series and 15 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Funds.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee with daily decisions being primarily made by John Gambla and Rob A. Guttschow. The Investment Committee consists of John Gambla, Rob A. Guttschow, Daniel J. Lindquist, Jon C. Erickson, David G. McGarel and Roger F. Testin.

        o Mr. Gambla, CFA, FRM, PRM, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Gambla was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Gambla co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Mr. Gambla also lead the research systems and infrastructure development for Nuveen HydePark Group LLC. Previously, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla, has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development.

        o Mr. Guttschow, CFA, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Guttschow was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Guttschow co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen's buy-side derivative desk for fixed income and equity portfolio hedging.

        o Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and was a Senior Vice President of First Trust and FTP from September 2005 to July 2012. Mr. Lindquist has been a Managing Director of First Trust and FTP since 2012.

        o Mr. Erickson has been a Senior Vice President of First Trust and FTP since 2001. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

        o Mr. McGarel has been Chief Investment Officer and Managing Director since 2012. From 2004 to 2012, he was a Senior Vice President of First Trust and FTP. As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

        o Mr. Testin has been a Senior Vice President of First Trust and FTP since 2003. Mr. Testin is the head of First Trust's Portfolio Management Group.

For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds is provided in the SAI.

MANAGEMENT FEE

Pursuant to the Investment Management Agreement, First Trust is paid an annual management fee of 0.85%, of each Fund's average daily net assets and is responsible for the expenses of such Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, and extraordinary expenses. A discussion regarding the Board's approval of the Investment Management Agreement is available in the Funds' Annual Report to Shareholders for the period ending March 31, 2014.


                           HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed for trading on the secondary market on NASDAQ(R). Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on NASDAQ(R). Although shares are generally purchased and sold in "round lots" of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller "odd lots," at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.

For purposes of the 1940 Act, each Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with a Fund regarding the terms of any investment.

BOOK ENTRY

Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

SHARE TRADING PRICES

The trading prices of shares of a Fund on NASDAQ(R) may differ from such Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Information regarding the intra-day value of the shares of a Fund, also referred to as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout such Fund's trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV should not be viewed as a "real-time" update of the net asset value per share of a Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of a Fund's shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of such Fund and consequently may result in differences between the net asset value and the IOPV. A Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of such Fund and such Fund does not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES

The Funds impose no restrictions on the frequency of purchases and redemptions ("market timing"). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that the Funds' shares can only be purchased and redeemed directly from a Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants ("APs")) and that the vast majority of trading in the Funds' shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective(s). However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading. The Funds reserve the right to reject purchase and redemption orders from APs that the Advisor has determined may be disruptive to the management of a Fund, or otherwise not in the Fund's best interests.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income of the Funds, if any, are declared and paid monthly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.


                              FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FUND STATUS

Each Fund intends to continue to qualify or qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

DISTRIBUTIONS

The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce basis, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a 3.8% "Medicare tax." This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

DIVIDENDS RECEIVED DEDUCTION

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS

If you are an individual, the maximum stated marginal federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some portion of your capital gains dividends may be taxed at a higher stated marginal tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

SALE OF SHARES

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

DEDUCTIBILITY OF FUND EXPENSES

Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

NON-U.S. TAX CREDIT

Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2014, distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gains dividend attributable to certain net short-term capital gains income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that a Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2016.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If a Fund holds an equity interest in any PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.


                               DISTRIBUTION PLAN

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before January 31, 2016. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.


                                NET ASSET VALUE

Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for a Fund by taking the market price of a Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ(R) or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on NASDAQ(R) and the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor's Pricing Committee, at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by a Fund that may differ from the current market valuations. See SAI for details.

                             FUND SERVICE PROVIDERS

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent to the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds. First Trust serves as the fund reporting agent for the Funds.


                          PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between each Fund's daily market price on the applicable Exchange and its net asset value. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund's net asset value is calculated. A Fund's Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against each Fund's net asset value. The information shown for each Fund is for the period indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' shares have traded is available on the Funds' website at www.ftportfolios.com.

                                            FIRST TRUST HIGH INCOME ETF (FTHI)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
For the period 1/7/2014-12/31/2014*          114                    1                    0                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
For the period 1/7/2014-12/31/2014*          133                    1                    0                     0



                                          FIRST TRUST LOW BETA INCOME ETF (FTLB)
                                           BID/ASK MIDPOINT VS. NET ASSET VALUE

                                 NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
For the period 1/7/2014-12/31/2014*          118                    4                    4                     0


                                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                         0.00% - 0.49%        0.50% - 0.99%        1.00% - 1.99%           >= 2.00%
For the period 1/7/2014-12/31/2014*          113                   10                    0                     0

* Trading commenced on January 7, 2014


                            TOTAL RETURN INFORMATION

The tables below compare the total return of each Fund to a broad-based security market index and to each Fund's benchmark index. The information presented for each Fund is for the period indicated.

"Cumulative total returns" represent the total change in value of an investment over the period indicated. The net asset value per share of a Fund is the value of one share of a Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund, and the market return is based on the market price per share of a Fund. The price used to calculate market return ("Market Price") generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

                              FIRST TRUST HIGH INCOME ETF (FTHI)

                                                                       CUMULATIVE TOTAL RETURNS
                                                                         INCEPTION (1/6/2014)
                                                                             TO 9/30/2014
FUND PERFORMANCE
Net Asset Value                                                                 4.66%
Market Price                                                                    4.66%
INDEX PERFORMANCE
CBOE S&P 500 BuyWrite Monthly Index*                                            6.57%
S&P 500(R) Index                                                                9.60%

* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.


                            FIRST TRUST LOW BETA INCOME ETF (FTLB)

                                                                       CUMULATIVE TOTAL RETURNS
                                                                         INCEPTION (1/6/2014)
                                                                             TO 9/30/2014
FUND PERFORMANCE
Net Asset Value                                                                 3.83%
Market Price                                                                    4.24%
INDEX PERFORMANCE
CBOE S&P 500 95-110 Collar Index*                                               6.97%
S&P 500(R) Index                                                                9.60%

* The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund's financial statements, is included in the Annual Report to Shareholders dated September 30, 2014 and is incorporated by reference in the Funds' SAI, which is available upon request.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST HIGH INCOME ETF (FTHI)

                                                               FOR THE PERIOD
                                                                1/6/2014 (a)
                                                                   THROUGH
                                                                  9/30/2014
                                                               --------------
Net asset value, beginning of period                             $    19.93
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.40
Net realized and unrealized gain (loss)                                0.52
                                                                 ----------
Total from investment operations                                       0.92
                                                                 ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (0.56)
                                                                 ----------

Net asset value, end of period                                   $    20.29
                                                                 ==========

TOTAL RETURN (b)                                                       4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $    3,044
Ratio of total expenses to average net assets                          0.85% (c)
Ratio of net investment income (loss) to average net assets            2.49% (c)
Portfolio turnover rate (d)                                              54%


FIRST TRUST LOW BETA INCOME ETF (FTLB)

                                                               FOR THE PERIOD
                                                                1/6/2014 (A)
                                                                   THROUGH
                                                                  9/30/2014
                                                               --------------
Net asset value, beginning of period                             $    19.93
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.40
Net realized and unrealized gain (loss)                                0.36
                                                                 ----------
Total from investment operations                                       0.76
                                                                 ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (0.48)
                                                                 ----------

Net asset value, end of period                                   $    20.21
                                                                 ==========

TOTAL RETURN (b)                                                       3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $    3,031
Ratio of total expenses to average net assets                          0.85% (c)
Ratio of net investment income (loss) to average net assets            2.47% (c)
Portfolio turnover rate (d)                                              38%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvof all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)  Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                               OTHER INFORMATION

CONTINUOUS OFFERING

Each Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(c) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

                                                        FIRST TRUST
FIRST TRUST                                             EXCHANGE-TRADED FUND VI
--------------------------------------------------------------------------------


                          First Trust High Income ETF

                        First Trust Low Beta Income ETF



FOR MORE INFORMATION

For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.


First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675                                            SEC File #: 333-182308
www.ftportfolios.com                                                   811-22717

                      STATEMENT OF ADDITIONAL INFORMATION


                   INVESTMENT COMPANY ACT FILE NO. 811-22717
                      FIRST TRUST EXCHANGE-TRADED FUND VI


                                        TICKER
FUND NAME                               SYMBOL                 EXCHANGE

FIRST TRUST HIGH INCOME ETF              FTHI         The NASDAQ Stock Market(R)

FIRST TRUST LOW BETA INCOME ETF          FTLB         The NASDAQ Stock Market(R)


                             DATED JANUARY 30, 2015
                       AS SUPPLEMENTD ON AUGUST 31, 2015

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus dated January 30, 2015, as it may be revised from time to time (the "Prospectus"), for each of the First Trust High Income ETF and First Trust Low Beta Income ETF (each, a "Fund" and collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund VI (the "Trust"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

                               TABLE OF CONTENTS


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1

EXCHANGE LISTING AND TRADING...................................................3

INVESTMENT OBJECTIVE AND POLICIES..............................................4

INVESTMENT STRATEGIES..........................................................5

INVESTMENT RISKS..............................................................17

MANAGEMENT OF THE FUNDS.......................................................22

ACCOUNTS MANAGED BY PORTFOLIO MANAGERS........................................36

BROKERAGE ALLOCATIONS.........................................................36

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT..................38

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES...............................40

ADDITIONAL INFORMATION........................................................42

PROXY VOTING POLICIES AND PROCEDURES..........................................43

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.........................45

FEDERAL TAX MATTERS...........................................................52

DETERMINATION OF NET ASSET VALUE..............................................58

DIVIDENDS AND DISTRIBUTIONS...................................................60

MISCELLANEOUS INFORMATION.....................................................61

FINANCIAL STATEMENTS..........................................................61

EXHIBIT A - BENEFICIAL OWNERSHIP.............................................A-1

EXHIBIT B - PROXY VOTING GUIDELINES..........................................B-1


      The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated September 30, 2014, which was filed with the Securities and Exchange Commission ("SEC") on December 4, 2014. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling
(800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

      The Trust was organized as a Massachusetts business trust on June 4, 2012 and is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in ten series, including the First Trust High Income ETF and First Trust Low Beta Income ETF, each a non-diversified series.

      This SAI relates to all of the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

      The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

      The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

      Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust's Declaration of Trust (the "Declaration") requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund's assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.

      The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

      The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys' fees. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

      The Trust is not required to and does not intend to hold annual meetings of shareholders.

      Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

      The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position.

      The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust").

      The shares of each Fund list and principally trade on The NASDAQ Stock Market(R) ("NASDAQ(R)" or the "Exchange"). The shares of each Fund will trade on the Exchange at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), or for cash as specified in the Prospectus. Creation Units are aggregations of 50,000 shares of a Fund.

      The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled "Creation and Redemption of Creation Unit Aggregations." In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

      There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of such Fund.

      As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

      The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

      Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:

            (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

            (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

            (3) A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

            (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

            (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

            (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

            (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

      For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of a Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

      Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

      The Funds' investment objectives and the foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

      In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

                             INVESTMENT STRATEGIES

      The First Trust High Income ETF will pursue its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500 Index (the "Index"). Fund shareholders are entitled to 60 days' notice prior to any change in this non- fundamental investment policy.

      The First Trust Low Beta Income ETF will pursue its objective by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the Index and writing (selling) U.S. exchange-traded covered call options on the Index. Fund shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

TYPES OF INVESTMENTS

      Call Options: A call option is a contractual obligation which gives the buyer of the option the right to purchase a certain number of shares of common stock from the writer (seller) of the option at a predetermined price. If the predetermined price is reached, the buyer has the right, depending on the type of option, to exercise the option at the option's expiration date or at any time up until the option's expiration.

      Non-U.S. Investments: Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. These securities will be either directly listed on a U.S. securities exchange or in the form of Depository Receipts (as defined below).

      Depositary Receipts: The Funds may hold securities of certain non-U.S. companies in the form of depositary receipts ("Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market. Separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

      Illiquid Securities: The Funds may invest in illiquid securities (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Advisor the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market), the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      Fixed Income Investments and Cash Equivalents: Normally, the Funds invest substantially all of their assets to meet their investment objectives; however, for temporary or defensive purposes, the Funds may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.

      Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below:

            (1) A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

            (2) A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

            (3) A Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

      The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            (4) A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            (5) A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            (6) A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if its has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

            (7) A Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

      When Issued and Delayed-Delivery Transactions: The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value.

      The Funds will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).

      Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise "covering" certain transactions, such descriptions are not all-inclusive. Each Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

HEDGING STRATEGIES

General Description of Hedging Strategies

      The Funds may engage in hedging activities. First Trust may cause the Funds to utilize a variety of financial instruments, including options, forward contracts, futures contracts, options on futures contracts, total return swaps and credit default swaps to attempt to hedge each Fund's holdings. The use of futures is not a part of a principal investment strategy of the Funds.

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

      The Funds limit their direct investments in futures, options on futures and swaps to the extent necessary for the Advisor to claim the exclusion from regulation as a "commodity pool operator" with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Funds limit their trading activity in futures, options on futures and swaps (excluding activity for "bona fide hedging purposes," as defined by the CFTC) such that each meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the applicable Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of the applicable Fund's futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.

      The Advisor has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with respect to each Fund with the National Futures Association, the futures industry's self-regulatory organization. If a Fund were no longer able to claim the exclusion, the Advisor would be required to register as a "commodity pool operator," and the Fund and the Advisor would be subject to regulation under the Commodity Exchange Act (the "CEA").

      The foregoing limitations are non-fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions

      The Funds will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

      The Funds may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes, as well as to seek additional cash flow. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

      A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line(R) Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, NASDAQ(R) and the Philadelphia Stock Exchange.

      The Funds' use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      The writing and purchasing of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts

      The Funds may enter into futures contracts, including index futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of futures as an offset against the effect of expected declines in stock prices and purchases of futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

      An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

      Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain a Fund's open positions in futures contracts. A margin deposit is intended to ensure a Fund's performance of the futures contract.

      The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the future contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some investors to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      A public market exists in futures contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the NYSE Composite Index(R).

Options on Futures

      The Funds may also purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

      The Funds may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

      As with investments in futures contracts, the Funds are required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

      The risks associated with the use of options on futures contracts include the risk that the Funds may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on futures contracts depends on First Trust's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

PORTFOLIO TURNOVER

      The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is bought and sold during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the Funds for the fiscal year ended September 30, 2014 are set forth in the table below.

                                              PORTFOLIO TURNOVER RATE

FUND                                   FISCAL YEAR ENDED SEPTEMBER 30, 2014

First Trust High Income ETF                             54%
First Trust Low Beta Income ETF                         38%

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33-1/3% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks or other institutions, that First Trust has determined are creditworthy under guidelines established by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in securities lending program, at its discretion with notice to the Board of Trustees.

      In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

                                INVESTMENT RISKS

      The following risk disclosure supplements the discussion of the Funds' investment risks that appears in the Prospectus.

Overview

      An investment in a Fund should be made with an understanding of the risks that an investment in the Funds' shares entails, including the risk that the financial condition of the issuers of the securities held by a Fund or the general condition of the securities market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Common Stocks Risk

      Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

      Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in certain of the Funds may be in the over-the-counter ("OTC") market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

Derivatives Risk

      The use of derivatives, such as options, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when a Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of the Advisor's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or "interconnection" risk, as specified below.

            (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers' judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

            (2) Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

            (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

            (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

            (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Non-U.S. Securities Risk

      An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Passive Foreign Investment Companies Risk

      A Fund may invest in companies that are considered to be "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

ADDITIONAL RISKS OF INVESTING IN THE FUND

Liquidity Risk

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in certain of the Funds may be in the OTC market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.

                                                                                                      NUMBER OF          OTHER
                                                                                                    PORTFOLIOS IN   TRUSTEESHIPS OR
                                                      TERM OF OFFICE                               THE FIRST TRUST   DIRECTORSHIPS
                                   POSITION AND       AND YEAR FIRST                                FUND COMPLEX    HELD BY TRUSTEE
        NAME, ADDRESS                 OFFICES           ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY       DURING THE
      AND DATE OF BIRTH             WITH TRUST           APPOINTED         DURING PAST 5 YEARS         TRUSTEE        PAST 5 YEARS
Trustee Who Is an Interested
Person of the Trust
-----------------------------
James A. Bowen(1)                Chairman of the       o Indefinite     Chief Executive Officer       114           None
120 East Liberty Drive,          Board and Trustee       term           (December 2010 to             Portfolios
Wheaton, IL 60187                                                       present), President
D.O.B.: 09/55                                                           (until December 2010),
                                                       o Since          First Trust Advisors L.P.
                                                         inception      and First Trust
                                                                        Portfolios L.P.; Chairman
                                                                        of the Board of
                                                                        Directors, BondWave LLC
                                                                        (Software Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC (Investment
                                                                        Advisor)

Independent Trustees
-----------------------------
Richard E. Erickson              Trustee               o Indefinite     Physician; President,         114           None
c/o First Trust Advisors L.P.                            term           Wheaton Orthopedics;          Portfolios
120 East Liberty Drive,                                                 Limited Partner,
  Suite 400                                                             Gundersen Real Estate
Wheaton, IL  60187                                     o Since          Limited Partnership;
D.O.B.: 04/51                                            inception      Member, Sportsmed LLC

Thomas R. Kadlec                 Trustee               o Indefinite     President (March 2010 to      114           Director of ADM
c/o First Trust Advisors L.P.                            term           present), Senior Vice         Portfolios    Investor
120 East Liberty Drive,                                                 President and Chief                         Services, Inc.
  Suite 400                                            o Since          Financial Officer (May                      and ADM Investor
Wheaton, IL  60187                                       inception      2007 to March 2010), ADM                    Services
D.O.B.: 11/57                                                           Investor Services, Inc.                     International
                                                                        (Futures Commission
                                                                        Merchant)

Robert F. Keith                  Trustee               o Indefinite     President (2003 to            114           Director of
c/o First Trust Advisors L.P.                            term           present), Hibs                Portfolios    Trust Company of
120 East Liberty Drive,                                                 Enterprises (Financial                      Illinois
  Suite 400                                            o Since          and Management
Wheaton, IL  60187                                       inception      Consulting)
D.O.B.: 11/56

                                                                                                      NUMBER OF          OTHER
                                                                                                    PORTFOLIOS IN   TRUSTEESHIPS OR
                                                      TERM OF OFFICE                               THE FIRST TRUST   DIRECTORSHIPS
                                   POSITION AND       AND YEAR FIRST                                FUND COMPLEX    HELD BY TRUSTEE
       NAME, ADDRESS                  OFFICES           ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY       DURING THE
     AND DATE OF BIRTH              WITH TRUST           APPOINTED         DURING PAST 5 YEARS         TRUSTEE        PAST 5 YEARS
Niel B. Nielson                  Trustee               o Indefinite     Managing Director and         114           Director of
c/o First Trust Advisors L.P.                            term           Chief Operating Officer       Portfolios    Covenant
120 East Liberty Drive,                                                 (January 2015 to                            Transport Inc.
  Suite 400                                            o Since          present), Pelita Harapan
Wheaton, IL  60187                                       inception      Educational Foundation
D.O.B.: 03/54                                                           (Educational Products and
                                                                        Services); President and
                                                                        Chief Executive Officer
                                                                        (June 2012 to September
                                                                        2014), Servant
                                                                        Interactive LLC
                                                                        (Educational Products and
                                                                        Services); President and
                                                                        Chief Executive Officer
                                                                        (June 2012 to September
                                                                        2014), Dew Learning LLC
                                                                        (Educational Products and
                                                                        Services); President
                                                                        (June 2002 to June 2012),
                                                                        Covenant College

Officers of the Trust
-----------------------------
Mark R. Bradley                  President and Chief   o Indefinite     Chief Financial Officer,      N/A           N/A
120 East Liberty Drive,          Executive Officer       term           Chief Operating Officer
  Suite 400                                                             (December 2010 to
Wheaton, IL  60187                                                      present), First Trust
D.O.B.: 11/57                                          o Since          Advisors L.P. and First
                                                         inception      Trust Portfolios L.P.;
                                                                        Chief Financial Officer,
                                                                        BondWave LLC (Software
                                                                        Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC (Investment
                                                                        Advisor)

James M. Dykas                   Treasurer, Chief      o Indefinite     Controller (January 2011
120 East Liberty Drive,          Financial Officer       term           to present), Senior Vice      N/A           N/A
  Suite 400                      and Chief Accounting                   President (April 2007 to
Wheaton, IL  60187               Officer               o Since          present), First Trust
D.O.B.: 01/66                                            inception      Advisors L.P. and First
                                                                        Trust Portfolios L.P.

W. Scott Jardine                 Secretary and Chief   o Indefinite     General Counsel, First
120 East Liberty Drive,          Legal Officer           term           Trust Advisors L.P. and       N/A           N/A
  Suite 400                                                             First Trust Portfolios
Wheaton, IL  60187                                     o Since          L.P.; Secretary and
D.O.B.: 05/60                                            inception      General Counsel, BondWave
                                                                        LLC (Software Development
                                                                        Company/Investment
                                                                        Advisor) and Secretary
                                                                        Stonebridge Advisors LLC
                                                                        (Investment Advisor)

                                                                                                      NUMBER OF          OTHER
                                                                                                    PORTFOLIOS IN   TRUSTEESHIPS OR
                                                      TERM OF OFFICE                               THE FIRST TRUST   DIRECTORSHIPS
                                   POSITION AND       AND YEAR FIRST                                FUND COMPLEX    HELD BY TRUSTEE
        NAME, ADDRESS                 OFFICES           ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY       DURING THE
      AND DATE OF BIRTH             WITH TRUST           APPOINTED         DURING PAST 5 YEARS         TRUSTEE        PAST 5 YEARS
Daniel J. Lindquist              Vice President        o Indefinite     Managing Director (July       N/A           N/A
120 East Liberty Drive,                                  term           2012 to present), Senior
  Suite 400                                                             Vice President (September
Wheaton, IL  60187                                     o Since          2005 to July 2012), First
D.O.B.: 02/70                                            inception      Trust Advisors L.P. and
                                                                        First Trust Portfolios
                                                                        L.P.

Kristi A. Maher                  Assistant Secretary   o Indefinite     Deputy General Counsel,       N/A           N/A
120 East Liberty Drive,          and Chief Compliance    term           First Trust Advisors L.P.
  Suite 400                      Officer                                and First Trust
Wheaton, IL  60187                                     o Since          Portfolios L.P.
D.O.B.: 12/66                                            inception


Roger F. Testin                  Vice President        o Indefinite     Senior Vice President         N/A           N/A
120 East Liberty Drive,                                  term           (November 2003 to
  Suite 400                                                             present), First Trust
Wheaton, IL  60187                                     o Since          Advisors L.P. and First
D.O.B.: 06/66                                            inception      Trust Portfolios L.P.

Stan Ueland                      Vice President        o Indefinite     Senior Vice President         N/A           N/A
120 East Liberty Drive,                                  term           (September 2012 to
  Suite 400                                                             present), Vice President
Wheaton, IL  60187                                     o Since          (August 2005 to
D.O.B.: 11/70                                            inception      September 2012) First
                                                                        Trust Advisors L.P. and
                                                                        First Trust Portfolios
                                                                        L.P.

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with five portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund, closed-end funds advised by First Trust; and the Trust, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First

Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 94 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust's officers, and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day to-day operations and are responsible to the Trust's Board. The Trust's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Trust's Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three year term or until his successor is selected.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee. During the last fiscal year, the Executive Committee held eleven meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of each Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings.

EXECUTIVE OFFICERS

      The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 114 portfolios) as they hold with the Trust.

RISK OVERSIGHT

      As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund's risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor and any sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust's business and structure.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 -
2007), Chairman of the Audit Committee (2012 - 2013) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust Fund, since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013). He currently serves as Lead

Independent Trustee and on the Executive Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 - 2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Education Foundation since January 2015, a global provider of educational products and services. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Valuation Committee (2007 - 2008), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal period ended September 30, 2014 and the calendar year ended December 31, 2014, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.



                      TOTAL COMPENSATION FROM        TOTAL COMPENSATION FROM
 NAME OF TRUSTEE           THE FUNDS(1)          THE FIRST TRUST FUND COMPLEX(2)
 Richard E. Erickson           $2,005                        $331,237
 Thomas R. Kadlec              $2,006                        $339,500
 Robert F. Keith               $2,006                        $332,800
 Niel B. Nielson               $2,007                        $340,356

--------------------

(1) The compensation paid by the Funds to the Independent Trustees for the fiscal period ended September 30, 2014 for services to the Funds.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2014 for services to the five portfolios of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds, 15 closed-end funds and 94 series of the Trust, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, all advised by First Trust.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2014:

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                               EQUITY SECURITIES IN
                                             DOLLAR RANGE OF            ALL REGISTERED INVESTMENT COMPANIES
                                            EQUITY SECURITIES            OVERSEEN BY TRUSTEE IN THE FIRST
                                              IN THE FUNDS                             TRUST
    TRUSTEE                              (NUMBER OF SHARES HELD)                   FUND COMPLEX
    Interested Trustee
    James A. Bowen                                None                           $10,001 - $50,000
    Independent Trustees
    Richard E. Erickson                           None                             Over $100,000
    Thomas R. Kadlec                              None                             Over $100,000
    Robert F. Keith                               None                             Over $100,000
    Niel B. Nielson                               None                             Over $100,000

      As of December 31, 2014, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

      As of December 31, 2014, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.

      The table set forth as Exhibit A shows the percentage ownership of each shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of December 31, 2014, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

      Information as to beneficial ownership is based on the securities position listing reports as of December 31, 2014. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.

      Investment Advisor. The Board of Trustees of the Trust, including the Independent Trustees, approved an investment management agreement (the "Investment Management Agreement") for the Funds for an initial two-year term at a meeting held on April 30, 2013. The Board of Trustees determined that the Investment Management Agreement is in the best interests of the Funds in light of the services, expenses and such other matters as the Board of Trustees considered to be relevant in the exercise of its reasonable business judgment.

      Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust will manage the investment of the Funds' assets and will be responsible for paying all expenses of the Funds, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Funds have agreed to pay First Trust an annual management fee equal to 0.85% of its average daily net assets.

      First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.

      First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

      First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

      Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Fund.


      The following table sets forth the management fees received by First Trust for the specified period.

                                       AMOUNT OF MANAGEMENT FEES
                                  FISCAL PERIOD FROM JANUARY 7, 2014
                                      THROUGH SEPTEMBER 30, 2014

FIRST TRUST HIGH INCOME ETF                     $13,737

FIRST TRUST LOW BETA ETF                        $12,509

      Portfolio Managers. The portfolio managers are primarily responsible for the day-to-day management of the Funds' portfolio. The following persons serve as the portfolio managers of the Funds.

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
John Gambla                    Senior Portfolio Manager   Since 2011              Senior Portfolio Manager,
                                                                                  First Trust Advisors L.P.; Co
                                                                                  Chief Investment Officer,
                                                                                  Nuveen HydePark Group LLC

Rob A. Guttschow               Senior Portfolio Manager   Since 2011              Senior Portfolio Manager,
                                                                                  First Trust Advisors L.P.; Co
                                                                                  Chief Investment Officer,
                                                                                  Nuveen HydePark Group LLC

Daniel J. Lindquist            Managing Director          Since 2004              Managing Director (July 2012
                                                                                  to Present), Senior Vice
                                                                                  President (September 2005 to
                                                                                  July 2012), Vice President
                                                                                  (April 2004 to
                                                                                  September 2005), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

Jon C. Erickson                Senior Vice President      Since 1997              Senior Vice President, First
                                                                                  Trust Advisors L.P. and First
                                                                                  Trust Portfolios L.P.

David G. McGarel               Chief Investment Officer   Since 1997              Chief Investment Officer
                               and Managing Director                              (June 2012 to Present),
                                                                                  Managing Director (July 2012
                                                                                  to Present), Senior Vice
                                                                                  President (September 2005 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

Roger F. Testin                Senior Vice President      Since 2001              Senior Vice President, First
                                                                                  Trust Advisors L.P. and First
                                                                                  Trust Portfolios L.P.

      John Gambla: Mr. Gambla is a senior portfolio manager for the Alternatives Investment Team at First Trust.

      Rob A. Guttschow: Mr. Guttschow is a senior portfolio manager for the Alternatives Investment Team at First Trust.

      Daniel J. Lindquist: Mr. Lindquist is Chairman of First Trust's Investment Committee (the "Investment Committee") and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Fund's investment strategies.

      David G. McGarel: As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

      Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the Fund's portfolio.

      The portfolio managers do not beneficially owns any shares of the Fund.

      Compensation. The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for the portfolio managers are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolio.

      The portfolio managers manage the investment vehicles (other than the series of the Trust) with the number of accounts and assets, as of December 31, 2014 set forth in the table below:

                     ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

                                            REGISTERED               OTHER POOLED
                                            INVESTMENT                INVESTMENT
                                             COMPANIES                 VEHICLES               OTHER ACCOUNTS
                                             NUMBER OF                NUMBER OF                 NUMBER OF
                                             ACCOUNTS                  ACCOUNTS                  ACCOUNTS
PORTFOLIO MANAGER                           ($ ASSETS)                ($ ASSETS)                ($ ASSETS)
John Gambla                               5 ($215,604,710)         4 ($89,603,266)                 N/A

Rob A. Guttschow                          5 ($215,604,710)         4 ($89,603,266)                 N/A

Roger F. Testin                        87 ($31,587,618,470)       22 ($295,265,123)        2,382 ($792,774,929)

Jon C. Erickson                        87 ($31,587,618,470)       22 ($295,265,123)        2,382 ($792,774,929)

David G. McGarel                       87 ($31,587,618,470)       22 ($295,265,123)        2,382 ($792,774,929)

Daniel J. Lindquist                    87 ($31,587,618,470)       22 ($295,265,123)        2,382 ($792,774,929)

--------------------

      Conflicts. None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the portfolio managers' management of the Funds' investments and the investments of the other accounts managed by the portfolio managers. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the portfolio managers are based on fairly mechanical investment processes, the portfolio managers may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the portfolio managers generally result in the clients investing in readily available securities, the Advisor believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the portfolio managers.

                             BROKERAGE ALLOCATIONS

      First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay markups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of shares.

      Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

      Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless First Trust determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

      First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

      The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods. The amount of brokerage commissions paid by each Fund were relatively stable for the fiscal period ended September 30, 2014.

                                              AGGREGATE AMOUNT OF
                                             BROKERAGE COMMISSIONS
                                             ---------------------

                                                (FOR THE FISCAL
                                                  PERIOD ENDED
                 FUND                         SEPTEMBER 30, 2014)

  First Trust High Income ETF                        $1,588
  First Trust Low Beta ETF                           $1,404


          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      Custodian, Administrator, Fund Accountant and Transfer Agent. Brown Brothers Harriman & Co. ("BBH"), as custodian for the Fund pursuant to a Custodian Agreement, holds the Fund's assets. Also, pursuant to an Administrative Agency Agreement, BBH provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. BBH also serves as the Fund's transfer agent pursuant to an Administrative Agency Agreement. BBH is located at 50 Post Office Square, Boston, Massachusetts 02109.

      Pursuant to the Administrative Agency Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

      Pursuant to the Fund Administration and Accounting Agreement between BBH and the Trust, the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties.

      Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor ("FTP" or the "Distributor") and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

      For the fiscal period ended September 30, 2014, there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Funds for that period.

      12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.

      Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no "interested person" of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

      No fee is currently paid by the Funds under the Plan, and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees anytime before January 31, 2016.

      Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority ("FINRA").

      The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the "DTC Participants"), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.

      Exchange. The only relationship that the Exchange has with First Trust or the Distributor of the Funds in connection with the Funds is that the Exchange will list the shares of the Funds and disseminates the intra-day portfolio values that are calculated by the IPV Calculator pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the asset value of the Funds. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs ("First Trust Funds") to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm's total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary's customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary's reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm's level of participation in First Trust Funds' sales and marketing programs, (viii) the firm's compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

      First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.

      First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary's personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

      From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make onetime or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system) and literature printing and/or distribution costs; (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

      When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

      First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, all or a portion of registered representatives' expenses in attending these meetings may be covered by First Trust and/or its affiliates.

      The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary's organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary's organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

      Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

                             ADDITIONAL INFORMATION

      Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

      DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, or certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants

(with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

      Policy Regarding Investment in Other Investment Companies. The Funds will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.

      The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of ISS Governance Services, a division of RiskMetrics Group, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

      First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Funds' website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

      Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. Each Fund's portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BBH will not disseminate non-public information concerning the Trust.

      Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

             CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

      Creation. The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

      A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or
(ii) a designated portfolio of equity securities determined by First Trust--the "Deposit Securities"--per each Creation Unit Aggregation and generally an amount of cash--the "Cash Component"--computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

      The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between (i) the net asset value of Fund shares (per Creation Unit Aggregation) and (ii) the "Deposit Amount"--an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

      The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

      Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

      The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund change as corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available, that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The Trust also reserves the right to permit or require, under certain circumstances, the substitution of a different security in lieu of depositing some or all of the Deposit Securities The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.

      In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, for the current day as well as the Cash Component for the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

      Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the section entitled "Book Entry Only System"), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below) and must have international operational capabilities. A DTC Participant is also referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

      All standard orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available, which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communications failure may impede the ability to reach the transfer agent or an Authorized Participant.

      All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

      Placement of Creation Orders. Deposit Securities must be delivered to the Trust through DTC or NSCC, subject to and in accordance with the applicable provisions set forth in the Participant Agreement and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below all in accordance with the terms of the Participant Agreement. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee (as defined below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. The "International Contractual Settlement Date" is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Funds or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of such Fund are customarily traded. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

      Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component, the payment of the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and each relevant subcustodian confirms to Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a "cash in lieu" amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the "cash in lieu" amount, with any appropriate adjustments as advised by the Trust as discussed below.

      In the event that an order for a Creation Unit is incomplete because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

      Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would otherwise have an adverse effect on the Trust, the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust or the Fund make it impossible to process creation orders for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Trust, First Trust, the Distributor, the transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

      All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

      Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the "Creation Transaction Fee") that is currently $750. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Funds' portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

      As discussed above, shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities.

      Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. Shares generally will be redeemed in Creation Unit Aggregations in exchange for a particular portfolio of securities ("Fund Securities"), although the Funds have the right to make redemption payments in cash, in-kind or a combination of each. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.

      With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

      Unless cash redemptions are available or specified for a Fund (as discussed below), the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the net asset value of the Creation Unit Aggregation being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption

Amount"), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.

      The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

      Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the "Redemption Transaction Fee") that is currently $750. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in a Fund's portfolio and the countries in which the transactions are settled. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may also be assessed an amount to cover the cost of such services.

      Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BBH (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to BBH; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

      Deliveries of Fund Securities to investors are generally expected to be made within three Business Days.

      To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds' transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.

      The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BBH and marked to market daily, and that the fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant's agreement provides for collateralization, it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.

      The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BBH according to the procedures set forth in this SAI under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BBH by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BBH prior to the specified time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BBH on such Transmittal Date. If, however, a redemption order is submitted to BBH by a DTC Participant not later than the Closing Time on the Transmittal Date but either
(i) the requisite number of shares of the relevant Fund are not delivered by the specified time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the Fund are delivered through DTC to BBH by the specified time on such Business Day pursuant to a properly submitted redemption order.

      If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.

      Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

      Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the listing exchange for a Fund is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase and sell shares of such Fund on the listing exchange for a Fund, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.

                              FEDERAL TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

      As a regulated investment company, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, each Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Funds' investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Under the "Health Care and Education Reconciliation Act of 2010," income from a Fund may also be subject to a 3.8% "Medicare tax." This tax will generally apply to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by the Funds as being eligible for the dividends received deduction.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Funds, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

      If a shareholder exchanges equity securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND INVESTMENTS

      Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

      The Funds' transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any PFICs, which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

BACKUP WITHHOLDING

      The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Funds will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

      The per share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Funds' accounting agent as follows:

            (1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") will be valued at the last sale price on the exchange on which they are principally traded or the official closing price for NASDAQ(R) and AIM securities. Securities listed on NASDAQ(R) or AIM are valued at the official closing price on the Business Day as of which such value is being determined. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

            (2) Securities traded in the OTC market are fair valued at the mean of the bid and asked price, if available, and otherwise at their closing bid price.

            (3) Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

      In addition, the following types of securities will be valued as follows:

            (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

            (2) Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            (i) the credit conditions in the relevant market and changes thereto;

            (ii) the liquidity conditions in the relevant market and changes thereto;

            (iii) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            (iv) issuer-specific conditions (such as significant credit deterioration); and

            (v) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

            (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

      The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.


      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

      A Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

                          DIVIDENDS AND DISTRIBUTIONS

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

      General Policies. Dividends from net investment income of a Fund, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of such Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

      Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

      Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.

                           MISCELLANEOUS INFORMATION

      Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated September 30, 2014, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose reports also appear in the Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                        EXHIBIT A - BENEFICIAL OWNERSHIP
                        --------------------------------

--------------------------------------------------------------------------------
                                                                   % OUTSTANDING
                                                                      SHARES
                                                                   BENEFICIALLY
NAME OF BENEFICIAL OWNER                                               OWNED
--------------------------------------------------------------------------------
                          First Trust High Income ETF
--------------------------------------------------------------------------------
SCHWAB (CHARLES) & CO., INC.(1)                                       34.86%
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES CORP.(2)                                  22.90%
--------------------------------------------------------------------------------
RBC CAPITAL MARKETS, LLC(3)                                           16.68%
--------------------------------------------------------------------------------
TD AMERITRADE, INC.(4)                                                 9.16%
--------------------------------------------------------------------------------
LPL FINANCIAL CORP.(5)                                                 5.55%
--------------------------------------------------------------------------------
                        First Trust Low Beta Income ETF
--------------------------------------------------------------------------------
RBC CAPITAL MARKETS, LLC(3)                                           31.03%
--------------------------------------------------------------------------------
TIMBER HILL LLC(6)                                                    18.87%
--------------------------------------------------------------------------------
PERSHING, L.L.C.(7)                                                   13.15%
--------------------------------------------------------------------------------
LPL FINANCIAL CORP.(5)                                                12.14%
--------------------------------------------------------------------------------
SCHWAB (CHARLES) & CO., INC.(1)                                        9.22%
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES CORP.(2)                                   6.15%
--------------------------------------------------------------------------------




1   2423 East Lincoln Drive, Phoenix, AZ 85016
2   499 Washington Boulevard, Jersey City, NJ 07310
3   60 South 6th Street, Minneapolis, MN 55402
4   1005 N. Ameritrade Place, Bellevue, NE  68005
5   9785 Towne Center Drive, San Diego, CA 92121
6   1 Pickwick Plaza, Greenwich, CT 06830
7   1 Pershing Plaza,  Jersey City, NJ 07399

                      EXHIBIT B - PROXY VOTING GUIDELINES
                      -----------------------------------



                                                                             ISS



United States
Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------
2015 Benchmark Policy Recommendations



EFFECTIVE FOR MEETINGS ON OR AFTER FEBRUARY 1, 2015

PUBLISHED JANUARY 7, 2015

ISS                                    2015 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------

 THE POLICIES CONTAINED HEREIN ARE A SAMPLING OF SELECT, KEY U.S. PROXY VOTING
         GUIDELINES AND ARE NOT EXHAUSTIVE. A FULL LISTING OF ISS' 2015
                    PROXY VOTING GUIDELINES CAN BE FOUND AT:
      HTTP://WWW.ISSGOVERNANCE.COM/POLICY-GATEWAY/2015-POLICY-INFORMATION


ROUTINE/MISCELLANEOUS

AUDITOR RATIFICATION

GENERAL RECOMMENDATION: Vote for proposals to ratify auditors unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees


BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

GENERAL RECOMMENDATION: Generally vote for director nominees, except under the following circumstances:

1.    ACCOUNTABILITY

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:


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1   In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses

      Classified Board Structure:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      Director Performance Evaluation:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

              o   A classified board structure;

              o   A supermajority vote requirement;

              o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

              o   The inability of shareholders to call special meetings;

              o   The inability of shareholders to act by written consent;

              o   A dual-class capital structure; and/or

              o   A non-shareholder-approved poison pill.

      Poison Pills:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

              o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e., whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

              o   The issuer's rationale;

              o   The issuer's governance structure and practices; and

              o   The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16. The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

              o   The company's response, including:

                  - Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  - Specific actions taken to address the issues that contributed to the low level of support;

                  -   Other recent compensation actions taken by the company;

              o   Whether the issues raised are recurring or isolated;

              o   The company's ownership structure; and

              o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

      1.17. Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

              o The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

              o Disclosure by the company of any significant engagement with shareholders regarding the amendment;

              o The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

              o The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

              o   The company's ownership structure;

              o   The company's existing governance provisions;

              o Whether the amendment was made prior to or in connection with the company's initial public offering;

              o The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

              o Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

      1.18. Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.19. Failure to replace management as appropriate; or

      1.20. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.    RESPONSIVENESS

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

      2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

              o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

              o Rationale provided in the proxy statement for the level of implementation;

              o   The subject matter of the proposal;

              o The level of support for and opposition to the resolution in past meetings;

              o Actions taken by the board in response to the majority vote and its engagement with shareholders;

              o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

              o   Other factors as appropriate.

      2.2. The board failed to act on takeover offers where the majority of shares are tendered;

      2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

      2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

      2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

              o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

              o   The company's ownership structure and vote results;

              o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

              o The previous year's support level on the company's say-on-pay proposal.


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3   Examples of failure of risk oversight include, but are not limited to:
    bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

3.    COMPOSITION

Attendance at Board and Committee Meetings:

      3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

              o   Medical issues/illness;

              o   Family emergencies; and

              o Missing only one meeting (when the total of all meetings is three or fewer).

      3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

      3.3.  Sit on more than six public company boards; or

      3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(5).


4. INDEPENDENCE

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

      4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4.  Independent directors make up less than a majority of the directors.


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4   For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

GENERAL RECOMMENDATION: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

      o   The scope of the proposal;

      o   The company's current board leadership structure;

      o   The company's governance structure and practices;

      o   Company performance; and

      o   Any other relevant factors that may be applicable.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

GENERAL RECOMMENDATION: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

      o   Company-specific factors; and

      o   Proposal-specific factors, including:

            - The ownership thresholds proposed in the resolution (i.e., percentage and duration);

            - The maximum proportion of directors that shareholders may nominate each year; and

            - The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

GENERAL RECOMMENDATION: Vote case-by-case on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o   Management's track record;

      o   Background to the proxy contest;

      o   Nominee qualifications and any compensatory agreements;

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o   Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.    SHAREHOLDER RIGHTS & DEFENSES

LITIGATION RIGHTS (INCLUDING EXCLUSIVE VENUE AND FEE-SHIFTING BYLAW PROVISIONS)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

GENERAL RECOMMENDATION: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

      o   The company's stated rationale for adopting such a provision;

      o Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

      o The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

      o Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          -   The company's use of authorized shares during the last three years

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes of the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

          - The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

PREFERRED STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          - The company's use of authorized preferred shares during the last three years;

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes for the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

          - In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

          - Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

MERGERS AND ACQUISITIONS

GENERAL RECOMMENDATION: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

GENERAL RECOMMENDATION: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o   The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o   The situation is egregious.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(6), this analysis considers the following:

      1.    Peer Group(7) Alignment:

              o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

              o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o   The ratio of performance- to time-based equity awards;

      o   The overall ratio of performance-based compensation;

      o   The completeness of disclosure and rigor of performance goals;

      o   The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o   Realizable pay(9) compared to grant pay; and

      o   Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o   Incentives that may motivate excessive risk-taking; and

      o   Options Backdating.


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6   The Russell 3000E Index includes approximately 4,000 of the largest U.S.
    equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

9   ISS research reports include realizable pay for S&P 1500 companies.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o   New or extended agreements that provide for:

          - CIC payments exceeding 3 times base salary and average/target/most recent bonus;

          - CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

          - CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

      o   Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o   Lucrative severance packages;

      o   High pay opportunities relative to industry peers;

      o   Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o   Duration of options backdating;

      o   Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

          -   The company's response, including:

              o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

              o Specific actions taken to address the issues that contributed to the low level of support;

              o   Other recent compensation actions taken by the company;

          -   Whether the issues raised are recurring or isolated;

          -   The company's ownership structure; and

          - Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

EQUITY-BASED AND OTHER INCENTIVE PLANS

GENERAL RECOMMENDATION: Vote case-by-case on certain equity-based compensation plans(10) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

      o Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

            - SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

            - SVT based only on new shares requested plus shares remaining for future grants.

      o   Plan Features:

            - Automatic single-triggered award vesting upon a change in control (CIC);

            -   Discretionary vesting authority;

            -   Liberal share recycling on various award types;

            -   Lack of minimum vesting period for grants made under the plan.

      o   Grant Practices:

            - The company's three year burn rate relative to its industry/market cap peers;

            - Vesting requirements in most recent CEO equity grants (3-year look-back);

            - The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

            - The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

            -   Whether the company maintains a claw-back policy;

            - Whether the company has established post exercise/vesting share-holding requirements.

------

10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

      o Awards may vest in connection with a liberal change-of-control definition;

      o The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing - for non-listed companies);

      o The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

      o Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

GENERAL RECOMMENDATION: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

GENERAL RECOMMENDATION: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

      o Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is at least comparable to that of industry peers; and

      o There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

      o The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is comparable to that of industry peers; and

      o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

      o Whether the company provides disclosure of year-over-year GHG emissions performance data;

      o   Whether company disclosure lags behind industry peers;

      o   The company's actual GHG emissions performance;

      o The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

      o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

POLITICAL ACTIVITIES

LOBBYING

GENERAL RECOMMENDATION: Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant lobbying policies, and management and board oversight;

      o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

POLITICAL CONTRIBUTIONS

GENERAL RECOMMENDATION: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:


      o The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

      o The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

POLITICAL TIES

GENERAL RECOMMENDATION: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

      o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.





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                                      B-16